UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 17, 2005

OPTEUM MORTGAGE ACCEPTANCE CORPORATION (as company under a Pooling and Servicing Agreement, dated as of June 1, 2005, providing for, inter alia, the issuance of Asset-Backed Pass-Through Certificates, Series 2005-3)

Opteum Mortgage Acceptance Corporation

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-120965 (Commission File Number)	90-0098699 (I.R.S. Employer Identification No.)

W. 115 Century Road Paramus, New Jersey (Address of Principal Executive Offices)		07652 (Zip Code)

Registrant’s telephone number, including area code, is (201) 225-2006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

1.          Pooling and Servicing Agreement, dated as of June 1, 2005 among Opteum Mortgage Acceptance Corporation, as company, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee. (In accordance with Rule 202 of Regulation S-T, Exhibit H, the mortgage loan schedule, is being filed in paper pursuant to a continuing hardship exemption.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

OPTEUM MORTGAGE ACCEPTANCE CORPORATION

By:	/s/ Frank Plenskofski
Name:	Frank Plenskofski
Title:	Vice President and Treasurer

Dated: July 5, 2005

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Pooling and Servicing Agreement	5